UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 24, 2014

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Base Salary and Target Bonus
On February 20, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of RealPage, Inc. (the “Company”) determined that there would be no changes to the annual base salary and target bonus, (except Mr. Winn’s target bonus will be reduced as reflected below) for the Company’s principal executive officer, principal financial officer and other named executive officers as follows:

Officer	Title	Base Salary	Target Bonus
Stephen T. Winn (1)	Chairman of the Board, Chief Executive Officer, President and Director	$500,000	$500,000
Timothy J. Barker	Chief Financial Officer and Treasurer	400,000	200,000
Margot Carter	Executive Vice President, Chief Legal Officer and Secretary	365,000	182,500
William Chaney	Executive Vice President, Enterprise Solutions	350,000	175,000
Janine Steiner Jovanovic	Executive Vice President, Asset Optimization Solutions	340,000	170,000

(1)	Mr. Winn’s 2013 Target Bonus was $750,000 and his 2014 Target Bonus will be reduced to $500,000.
Equity Incentive Awards
On February 20, 2014, the Committee authorized the Company to enter into an agreement with Mr. Stephen T. Winn, Chief Executive Officer, President and Chairman of the Board, pursuant to which the Company agrees to issue restricted stock to Mr. Winn as follows: (1) 100,000 shares of the Company’s common stock shall be granted if prior to April 1, 2017 the average closing price per share of the Company’s common stock for 20 consecutive trading days equals or exceeds $25.00 per share; and (2) an additional 100,000 shares of the Company’s common stock shall be granted if prior to April 1, 2017 the average closing price per share of the Company’s common stock for 20 consecutive trading days equals or exceeds $30.00 per share. Such restricted shares will be issued pursuant to the Company’s form restricted stock agreement and twenty-five percent (25%) shall vest on the first day of each calendar quarter, beginning on the first day of the calendar quarter following the date of grant, for 4 consecutive calendar quarters. The Company’s obligation to issue such restricted stock shall accelerate, and such shares shall be issued and fully vested automatically, immediately prior to a change in control of the Company (as defined in the 2010 Equity Incentive Plan) with respect to the first tranche of shares if the change in control results in consideration per share of the Company’s common stock equal to or in excess of $25.00 per share and with respect to the second tranche of shares if the change in control results in consideration per share of the Company’s common stock equal to or in excess of $30.00 per share. Once granted, the restricted shares shall fully vest upon any change in control of the Company (as defined in the 2010 Equity Incentive Plan). In addition, the Committee approved the granting of awards of options to purchase shares of the Company’s common stock and awards of restricted stock under the Company’s 2010 Equity Incentive Plan to the Company’s principal financial officer and other named executive officers three days after earnings are released as follows:

Named Executive Officer	Title	Stock Option Awards (1)(2)(3)	Restricted Stock Awards (1) (3)(4)
Timothy J. Barker (5)	Chief Financial Officer and Treasurer	84,000	42,000
Margot Carter (5)	Executive Vice President, Chief Legal Officer and Secretary	60,000	30,000
William Chaney (6)	Executive Vice President, Enterprise Solutions	15,000	7,500
Janine Steiner Jovanovic (6)	Executive Vice President, Asset Optimization Solutions	50,000	25,000

(1)
The stock option awards and restricted stock awards are governed by our 2010 Equity Incentive Plan, as amended, and the forms of award agreements approved for use thereunder, copies of which were filed with the Commission as Exhibit 10.4 to Amendment No. 3 to our Registration Statement on Form S-1 (File No. 333-166397) on July 26, 2010, Exhibits 4.6 through 4.9 to our Registration Statement on Form S-8 (File No. 333-168878) on August 17, 2010, Exhibit 10.3 to our Current Report on Form 8-K (File No. 001-34846) on February 24, 2011, and Exhibit 10.2 to this Current Report on Form 8-K.

(2)
The stock option awards have an exercise price equal to the closing price per share of our common stock on the effective date of the grant. Each stock option award vests as to 8.33% of the shares subject to such award on the first day of each calendar quarter, beginning on the first day of the calendar quarter following the date of grant, for 12 consecutive calendar quarters.

(3)
Vesting of stock option awards and restricted stock awards is contingent on the recipient’s continued status as our service provider or as a service provider of one of our subsidiaries as of each applicable vesting date.

(4)
The shares of restricted stock granted vests as to 8.33% on the first day of each calendar quarter, beginning on the first day of the calendar quarter following the date of grant, for 12 consecutive calendar quarters. The unvested shares of restricted common stock subject to each restricted stock award are subject to forfeiture upon certain events.

(5)
The stock option awards and restricted stock awards granted to Mr. Barker and Ms. Carter will vest as to 100% of the then unvested shares subject to each such stock option award upon a change in control of the Company or upon termination of service due to death or disability.

(6)
The stock option awards and restricted stock awards granted to Mr. Chaney and Ms. Steiner Jovanovic will vest as to 100% of the then unvested shares subject to each such stock option award upon termination of service due to death or disability.

2014 Management Incentive Plan
On February 20, 2014, the Committee approved the Management Incentive Plan for 2014 (“2014 MIP”). Our named executive officers participate in the 2014 MIP. The 2014 MIP target bonus for Mr. Winn is 100% of Mr. Winn’s base salary with a maximum bonus potential of 200% of Mr. Winn’s target bonus for achieving financial and individual performance objectives in excess of the targets and a minimum bonus potential of 0% of Mr. Winn’s target bonus. The 2014 MIP target bonus for each of Mr. Barker, Ms. Carter, Mr. Chaney and Ms. Steiner Jovanovic is 50% of such named executive officer’s base salary with a maximum bonus potential of 200% of such named executive officer’s target bonus for achieving financial and individual performance objectives in excess of the targets and a minimum bonus potential of 0% of such named executive officer’s target bonus. The performance metrics under the 2014 MIP are the same as the performance metrics under our Management Incentive Plans for 2013, 2012 and 2011 and include revenue and adjusted EBITDA targets and individual performance ratings. For each of Mr. Winn, Mr. Barker and Ms. Carter, the achievement of 2014 bonus targets for overall corporate revenue, overall corporate adjusted EBITDA and individual performance ratings are weighted 30%, 45% and 25%, respectively. For each of Mr. Chaney and Ms. Steiner Jovanovic, the achievement of 2014 bonus targets for overall corporate revenue, overall corporate adjusted EBITDA and individual performance ratings are weighted 45%, 30% and 25%, respectively.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of 2014 Management Incentive Plan
10.2	Form of Stock Bonus Agreement between the Company and Mr. Winn, dated as of February 24, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn, Chairman, President and CEO
Date: February 24, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of 2014 Management Incentive Plan
10.2	Form of Stock Bonus Agreement between the Company and Mr. Winn, dated as of February 24, 2014